UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2003

PEOPLESOFT, INC.

(Exact name of registrant as specified in its charter)

0-20710
(Commission file number)

Delaware (State or other jurisdiction of incorporation) 4460 Hacienda Drive, Pleasanton, CA (Address of principal executive offices)	68-0137069 (I.R.S. Employer Identification Number) 94588-8618 (Zip Code)

Registrant’s telephone number, including area code:   (925) 225-3000

SIGNATURE
Exhibits
Exhibit 99.1

Item 5.  Other Events.

     On June 2, 2003, PeopleSoft, Inc., a Delaware corporation (“PeopleSoft”), announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 1, 2003, with J.D. Edwards & Company, a Delaware corporation, and Jersey Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of PeopleSoft.

     A copy of the press release, dated June 2, 2003, issued by PeopleSoft announcing the execution of the Merger Agreement is filed as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release dated June 2, 2003.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2003

PEOPLESOFT, INC

By:	/s/ Kevin T. Parker
Kevin T. Parker Executive Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

3

Exhibits

Number	Exhibit

99.1	Press Release dated June 2, 2003.

4